KBR ELECTIVE DEFERRAL PLAN Restated September 1, 2019

TABLE OF CONTENTS I. Definitions and Construction ....................................................................................................... 2 1.1 Definitions....................................................................................................................... 2 1.2 Number and Gender ........................................................................................................ 5 1.3 Headings ......................................................................................................................... 5 II. Participation ............................................................................................................................... 5 2.1 Participation .................................................................................................................... 5 2.2 Cessation of Active Participation.................................................................................... 5 III. Deferral Account Credits; Investment Elections ...................................................................... 6 3.1 Base Salary Deferrals ...................................................................................................... 6 3.2 Bonus Compensation Deferrals ...................................................................................... 6 3.3 Long-Term Incentive Compensation Deferrals .............................................................. 7 3.4 Investment of Deferral Accounts .................................................................................... 7 IV. Emergency Withdrawals ........................................................................................................... 8 V. Payment of Benefits ................................................................................................................... 8 5.1 Payment Election Generally ........................................................................................... 8 5.2 Time of Benefit Payment ................................................................................................ 9 5.3 Form of Benefit Payment ................................................................................................ 9 5.4 Total and Permanent Disability ...................................................................................... 9 5.5 Death ............................................................................................................................. 10 5.6 Designation of Beneficiaries ......................................................................................... 10 5.7 Other Separation from Service ...................................................................................... 10 5.8 Payment of Benefits ...................................................................................................... 10 5.9 Unclaimed Benefits ....................................................................................................... 10 5.10 No Acceleration of Bonus or Long-Term Incentive Compensation ............................. 11 VI. Administration of the Plan ...................................................................................................... 11 6.1 Committee Powers and Duties ...................................................................................... 11 6.2 Self-Interest of Participants........................................................................................... 12 6.3 Claims Review .............................................................................................................. 12 6.4 Employer to Supply Information .................................................................................. 13 6.5 Indemnity ...................................................................................................................... 13 VII. Administration of Funds ........................................................................................................ 13 7.1 Payment of Expenses .................................................................................................... 13 7.2 Trust Fund Property ...................................................................................................... 13 VIII. Nature of the Plan ................................................................................................................ 13 IX. Participating Employers.......................................................................................................... 14 X. Miscellaneous........................................................................................................................... 15 10.1 Not Contract of Employment ........................................................................................ 15 i

10.2 Alienation of Interest Forbidden ................................................................................... 15 10.3 Withholding .................................................................................................................. 15 10.4 Amendment and Termination ....................................................................................... 15 10.5 Severability ................................................................................................................... 16 10.6 Governing Laws ............................................................................................................ 16 10.7 Section 409A Compliance ............................................................................................ 16 Schedule A .................................................................................................................................. A-1 Appendix A ................................................................................................................................. A-1 III. Grandfathered Plan Account Credits; Investment Elections ................................................ A-2 3.1 Base Salary Deferrals .................................................................................................. A-2 3.2 Bonus Compensation Deferrals .................................................................................. A-2 3.3 Long-Term Incentive Compensation Deferrals .......................................................... A-2 3.4 Investment of Grandfathered Plan Accounts .............................................................. A-2 IV. Withdrawals .......................................................................................................................... A-3 4.1 Emergency Withdrawals ............................................................................................. A-3 4.2 Non-Emergency Withdrawals ..................................................................................... A-3 V. Payment of Benefits ............................................................................................................... A-4 5.1 Payment Election Generally ....................................................................................... A-4 5.2 Time of Benefit Payment ............................................................................................ A-4 5.3 Form of Benefit Payment ............................................................................................ A-4 5.4 Total and Permanent Disability .................................................................................. A-5 5.5 Death ........................................................................................................................... A-5 5.6 Other Termination of Employment ............................................................................. A-5 5.7 Payment of Benefits .................................................................................................... A-5 5.8 No Acceleration of Bonus or Long-Term Incentive Compensation ........................... A-6 ii

KBR ELECTIVE DEFERRAL PLAN W I T N E S S E T H: WHEREAS, the Board of Directors of Halliburton Company (“Halliburton”) previously adopted the Halliburton Company Elective Deferral Plan, as most recently amended and restated prior to the Deconsolidation Date effective May 1, 2002, for the benefit of its employees and the employees of its subsidiaries to aid such employees in making more adequate provision for their retirement; and WHEREAS, Halliburton took action on the Deconsolidation Date to split-off KBR, Inc. (the “Company”) and its subsidiaries such that they ceased to be members of the Halliburton controlled group; and WHEREAS, the Company desired to provide benefits for certain of its new employees including certain current employees who had previously participated in the HAL Plan; and WHEREAS, pursuant to the terms of the HAL Plan, each Employer thereunder was liable for the benefits related to its employees, and the Company and the Employers hereunder continued to provide to such employees an opportunity to make deferrals of certain amounts, consistent with the provisions of Section 409A; and WHEREAS, the provisions of the HAL Plan, as amended through the Deconsolidation Date, will remain in effect for all deferrals prior to the Deconsolidation Date; and WHEREAS, the Company preserved the material terms of the HAL Plan as in effect on December 31, 2004 in order that the Grandfathered Plan qualify as a grandfathered plan for purposes of Section 409A; and WHEREAS, certain provisions applicable solely to the Grandfathered Plan are preserved in Appendix A, for purposes of determining the terms applicable to amounts deferred under the Grandfathered Plan, which provisions shall be substituted for the corresponding provisions contained herein; and WHEREAS, the Company previously amended and restated the Plan effective December 31, 2010, without making any changes to the material terms of the Grandfathered Plan; and WHEREAS, the Company desires to make certain amendments to the Plan effective September 1, 2019, without making any changes to the material terms of the Grandfathered Plan. NOW THEREFORE, the Plan, including the Grandfathered Plan, is hereby restated to include the terms set forth below, effective as of the Effective Date:

I. Definitions and Construction 1.1 Definitions. Where the following words and phrases appear in the Plan, they shall have the respective meanings set forth below, unless their context clearly indicates to the contrary. (1) Act: The Employee Retirement Income Security Act of 1974, as amended. (2) Affiliate: Any entity of which an aggregate of 50% or more of the ownership interest is owned of record or beneficially, directly or indirectly, by the Company or any other Affiliate. (3) Base Salary: The base rate of cash compensation (inclusive of cash overtime pay) paid by the Employer to or for the benefit of a Participant for services rendered or labor performed while a Participant, including base pay (and overtime pay) a Participant could have received in cash in lieu of (a) deferrals pursuant to Section 3.1 and (b) elective contributions made on his or her behalf to any qualified plan maintained by the Employer or to any cafeteria plan under Section 125 of the Code maintained by the Employer. (4) Bonus Compensation: With respect to any Participant for a Plan Year, remuneration based on calendar year performance under an annual incentive compensation plan maintained by the Employer that is payable to the Participant in cash. (5) Code: The Internal Revenue Code of 1986, as amended. (6) Committee: The administrative committee appointed by the Compensation Committee to administer the Plan. (7) Compensation Committee: The Compensation Committee of the Directors. (8) Company: KBR, Inc., or, only for amounts deferred under the HAL Plan and similar purposes, Halliburton Company. (9) Credited Investment Return: The hypothetical gain or loss credited to a Participant’s Deferral Account or Grandfathered Plan Account, as applicable, pursuant to the applicable provisions of Section 3.4(e). (10) Deconsolidation Date: The date upon which the amount of the Company stock owned directly or indirectly by Halliburton Company was reduced to less than the amount required for Halliburton Company to control the Company within the meaning of Section 1504(a)(2) of the Code. (11) Deemed Investment Elections: The investment elections described in Section 3.4. (12) Deferral Account: A memorandum bookkeeping account established on the records of the Employer for a Participant that is credited with specified deferrals, and the Credited Investment Return determined in accordance with Section 3.4(e) of the Plan, made and 2 earned after December 31, 2004. A Participant shall have a 100% nonforfeitable interest in his or her Deferral Account at all times. (13) Deferral and Investment Election Form: The form or procedure prescribed by the Committee pursuant to which a Participant elects for a particular Plan Year (a) the deferral of a portion of his or her Base Salary, Bonus Compensation and/or Long-Term Incentive Compensation, and (b) one or more Deemed Investment Options into which amounts to be allocated to his or her Deferral Account in respect of such deferrals for such Plan Year will be deemed invested. (14) Determination Date: The date on which the amount of a Participant’s Deferral Account or Grandfathered Plan Account is determined as provided in Section 3.4, as applicable. The last day of each month shall be a Determination Date. As of any Determination Date, a Participant’s aggregate benefit under the Plan shall be equal to the amount credited to his or her Deferral Account and Grandfathered Plan Account, if applicable, as of such date. (15) Directors: The Board of Directors of the Company. (16) Effective Date: The effective date of this restatement is September 1, 2019. The original effective date of the Plan is the Deconsolidation Date. (17) Eligible Employee: Any Employee who is (a) a regular Full-Time Active Employee, (b) paid in United States dollars and subject to the income tax laws of the United States, (c) an officer or member of a select group of highly compensated employees of the Employer, and (d) employed on or after the Effective Date. (18) Employee: Any person employed by the Employer. (19) Employer: The Company, each of the entities identified on Schedule A and each eligible organization designated as an Employer in accordance with the provisions of Article IX of the Plan. (20) Full-Time Active Employee: An Employee whose employment with the Employer requires, and who regularly and actively performs, 30 or more hours of service for the Employer each week at a usual place of business of the Employer or at a location to which such Employee is required or permitted to travel on behalf of the Employer for which such Employee is paid regular compensation. (21) Grandfathered Plan: The Halliburton Elective Deferral Plan as in effect on December 31, 2004, the material terms of which have not been materially modified (within the meaning of Section 409A) after October 3, 2004, and are preserved and continued in the Plan as reflected in Appendix A. (22) Grandfathered Plan Account: A memorandum bookkeeping account established on the records of the Employer for a Participant that is credited with specified deferrals of amounts earned and vested prior to January 1, 2005, and the Credited Investment Return on such amounts determined in accordance with Section 3.4(e) of the Grandfathered Plan. 3

A Participant has a 100% non-forfeitable interest in his or her Grandfathered Plan Account at all times. (23) HAL Plan: The Halliburton Elective Deferral Plan, as amended and restated effective May 1, 2002 and as subsequently amended with respect to any period up to the Deconsolidation Date. (24) Investment Election Change Form: The form or procedure prescribed by the Committee pursuant to which a Participant may make changes to his or her Deemed Investment Elections applicable to future allocations to his or her Deferral Account or Grandfathered Plan Account and/or to his or her current Deferral Account balance or Grandfathered Plan Account balance. (25) Investment Options: One or more alternatives designated from time to time by the Committee for purposes of crediting earnings or losses to Deferral Accounts and Grandfathered Plan Accounts. (26) Long-Term Incentive Compensation: Awards, other than Bonus Compensation and Base Salary, earned under such plans or programs as the Compensation Committee may, from time to time, designate that are payable in cash. (27) Participant: Each individual who has been selected for participation in the Plan and who has become a Participant pursuant to Article II. (28) Plan: The KBR Elective Deferral Plan, as amended from time to time, constituting a continuation of the HAL Plan. (29) Plan Year: The twelve consecutive month period commencing January 1 of each year. (30) Retirement: The date the Participant separates from service within the meaning of Section 409A after attaining age 55 or after the sum of the Participant’s age and years of service is 70 or greater. (31) Section 409A: Section 409A of the Code and applicable Treasury authorities. (32) Trust: The trust, if any, established under the Trust Agreement. (33) Trust Agreement: The agreement, if any, entered into between the Employer and the Trustee pursuant to Article VIII. (34) Trust Fund: The funds and properties, if any, held pursuant to the provisions of the Trust Agreement, together with all income, profits and increments thereto. (35) Trustee: The trustee or trustees appointed by the Committee who are qualified and acting under the Trust Agreement at any time. (36) Unforeseeable Emergency: A severe financial hardship to the Participant or beneficiary resulting from an illness or accident of the Participant or beneficiary, the Participant’s or 4 beneficiary’s spouse or of a dependent (as defined in Section 152 of the Code, without regard to Section 152(b)(1), (b)(2) and (d)(1)(B) of the Code) of the Participant; loss of the Participant’s or beneficiary’s property due to casualty (including the need to rebuild a home following damage to a home not otherwise covered by insurance); or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant or beneficiary; provided, however, that such circumstances meet the definition of “unforeseeable emergency” under Section 409A, related Treasury pronouncements and any successor thereto. 1.2 Number and Gender. Wherever appropriate herein, words used in the singular shall be considered to include the plural and words used in the plural shall be considered to include the singular. The masculine gender, where appearing in the Plan, shall be deemed to include the feminine gender. 1.3 Headings. The headings of Articles and Sections herein are included solely for convenience, and if there is any conflict between such headings and the text of the Plan, the text shall control. II. Participation 2.1 Participation. Each individual who was a Participant in the Plan immediately prior to the Effective Date shall continue as a Participant in the Plan as of the Effective Date. From and after the Effective Date, Participants shall also include those Eligible Employees who are selected by the Committee, in its sole discretion, as Participants. The Committee shall notify each Participant of his or her selection as a Participant. Subject to the provisions of Section 2.2, a Participant shall remain eligible to defer Base Salary, Bonus Compensation and/or Long-Term Incentive Compensation hereunder for each Plan Year following his or her initial year of participation in the Plan. 2.2 Cessation of Active Participation. Notwithstanding any provision herein to the contrary, an individual who has become a Participant in the Plan shall cease to be entitled to defer Base Salary, Bonus Compensation and/or Long-Term Incentive Compensation hereunder effective as of the date he or she ceases to be an Eligible Employee; provided, however, that any irrevocable deferral election made prior to the time that the Participant ceased to be an Eligible Employee shall remain in effect to the extent required by Section 409A. Any such cessation of the right to defer pursuant to the preceding sentence that is not in connection with a separation from service within the meaning of Section 409A shall be communicated to the affected individual as soon as administratively feasible. 5

III. Deferral Account Credits; Investment Elections 3.1 Base Salary Deferrals. (a) Any Participant may elect to defer receipt of an integral percentage of from 5% to 75% of his or her Base Salary, in 5% increments, for any Plan Year. Notwithstanding the foregoing, however, in no event may the deferred amount under this Section 3.1(a) exceed the percentage of the Participant’s Base Salary remaining as of the first pay period of the Plan Year after application of all other amounts withheld from the Participant’s Base Salary for any reason, including amounts withheld due to tax withholding or pursuant to the Participant’s elections, as in effect on January 1 of the Plan Year, under any other plans maintained by the Employer. A Participant’s election to defer receipt of a percentage of his or her Base Salary for any Plan Year shall be made on or before the last day of the preceding Plan Year. Notwithstanding the foregoing, if an individual initially becomes eligible to participate in the Plan other than on the first day of a Plan Year, such Participant’s election to defer receipt of a percentage of his or her Base Salary for such Plan Year may be made no later than 30 days after the date he or she becomes eligible to participate in the Plan, but such election shall be prospective only. The reduction in a Participant’s Base Salary pursuant to his or her election shall be effected by Base Salary reductions as of each payroll period within the election period. Deferrals of Base Salary under the Plan shall be made before elective deferrals or contributions of Base Salary under any other plan maintained by the Employer. Base Salary deferrals made by a Participant shall be credited to such Participant’s Deferral Account as of the date the Base Salary deferred would have been received by such Participant had no deferral been made pursuant to this Section. Except as provided in Paragraph (b) of this Section, deferral elections for a Plan Year pursuant to this Section shall be irrevocable. (b) If a revocation would not result in taxation under Section 409A, a Participant shall be permitted to revoke his or her election to defer receipt of his or her Base Salary under Section 3.1(a) for any Plan Year in the event of an Unforeseeable Emergency, as determined by the Committee in its sole discretion. For purposes of the Plan, the decision of the Committee regarding the existence or nonexistence of an Unforeseeable Emergency of a Participant shall be final and binding. Further, the Committee shall have the authority to require a Participant to provide such proof as it deems necessary to establish the existence and significant nature of the Participant’s Unforeseeable Emergency. A Participant who is permitted to revoke his or her Base Salary deferral election during a Plan Year shall not be permitted to resume Base Salary deferrals under the Plan until the next following Plan Year. 3.2 Bonus Compensation Deferrals. Any Participant may elect to defer receipt of an integral percentage of from 5% to 75% of his or her Bonus Compensation, in 5% increments, for any Plan Year. A Participant’s election to defer receipt of a percentage of his or her Bonus Compensation attributable to services performed in any Plan Year shall be made on or before the last day of the preceding Plan Year; provided, however, that to the extent Bonus Compensation satisfies the requirements for performance-based compensation under Section 409A, the Committee may allow a Participant to make a deferral election no later than the date that is six months before the end of the performance period for which the Bonus Compensation is paid (provided that such compensation has not become readily ascertainable as of the date of such 6 election). Notwithstanding the foregoing, if any individual initially becomes eligible to participate in the Plan other than on the first day of a Plan Year, such Participant’s election to defer receipt of a percentage of his or her Bonus Compensation for such Plan Year may be made no later than 30 days after the date he or she becomes eligible to participate in the Plan, with the Bonus Compensation prorated as provided under Section 409A. Deferrals of Bonus Compensation under the Plan shall be made before elective deferrals or contributions of Bonus Compensation under any other plan maintained by the Employer. Bonus Compensation deferrals made by a Participant shall be credited to such Participant’s Deferral Account as of the date the Bonus Compensation deferred would have been received by such Participant had no deferral been made pursuant to this Section 3.2. Deferral elections for a Plan Year pursuant to this Section shall be irrevocable. 3.3 Long-Term Incentive Compensation Deferrals. Any Participant may elect to defer receipt of an integral percentage of from 5% to 75% of his or her Long-Term Incentive Compensation, in 5% increments, payable in any Plan Year. A Participant’s election to defer receipt of a percentage of his or her Long-Term Incentive Compensation payable with respect to any performance cycle shall be made on or before the last day of the Plan Year preceding the first Plan Year of the performance cycle; provided, however, that to the extent the Long-Term Incentive Compensation satisfies the requirements for performance-based compensation under Section 409A, the Committee may allow a Participant to make a deferral election no later than the date that is six months prior to the end of such performance cycle (provided that (a) the Participant performs services continuously from the later of the beginning of the performance cycle or the date the performance criteria are established through the date such election is made and (b) such compensation has not become readily ascertainable as of the date of such election). Long-Term Incentive Compensation deferrals made by a Participant shall be credited to such Participant’s Deferral Account as of the date the Long-Term Incentive Compensation deferred would have been received by such Participant had no deferral been made pursuant to this Section 3.3. Deferral elections pursuant to this Section shall be irrevocable. 3.4 Investment of Deferral Accounts. (a) As of any Determination Date, each Participant’s Deferral Account shall consist of the balance of the Participant’s Deferral Account as of the immediately preceding Determination Date adjusted for: (1) additional deferrals pursuant to Sections 3.1, 3.2 and/or 3.3; (2) distributions (if any); and (3) the appropriate Credited Investment Return. All adjustments will be recorded to the Participants’ Deferral Accounts as of each Determination Date. (b) The Committee shall designate from time to time one or more Investment Options in which the Deferral Accounts may be deemed invested. The Committee shall have the sole discretion to determine the number of Investment Options to be designated hereunder and the nature of the Investment Options and may change or eliminate any of the Investment Options from time to time. In the event of such change or elimination, the Committee shall give each Participant 7 timely notice and opportunity to make a new election. No such change or elimination of any Investment Options shall be considered to be an amendment to the Plan pursuant to Section 10.4. A Participant may request that his or her Deferral Account be allocated among the deemed Investment Options. If a Participant fails to make an election, his or her Deferral Account shall be deemed invested in a single fund selected by the Committee. (c) A Participant shall, in connection with his or her election to defer Base Salary, Bonus Compensation and/or Long-Term Incentive Compensation for a particular Plan Year, elect one or more Investment Options into which amounts to be allocated to his or her Deferral Account in respect of deferrals for such Plan Year shall be deemed invested by submitting on or before the last day of the preceding Plan Year (or on or before the last day a Participant may make his election to defer an amount subject to the 30-day requirement for new Participants, or the six-month requirement for performance-based compensation) a Deferral and Investment Election Form in accordance with the procedures prescribed by the Committee. (d) A Participant may request a change to his or her Deemed Investment Elections for future amounts allocated to his or her Deferral Account and amounts already allocated to his or her Deferral Account. Any such change shall be made by filing with the Committee an Investment Election Change Form. The Committee shall establish procedures relating to changes in Deemed Investment Elections, which may include limiting the percentage, amount and frequency of such changes and specifying the effective date for any such changes. (e) Each Participant’s Deferral Account shall be credited monthly with the Credited Investment Return attributable to his or her Deferral Account. The Credited Investment Return is the amount that the Participant’s Deferral Account would have earned if the amounts credited to the Deferral Account had, in fact, been invested in accordance with the Participant’s Deemed Investment Elections. IV. Emergency Withdrawals Participants shall be permitted to make withdrawals from the Plan, without penalty, only in the event of an Unforeseeable Emergency, as determined by the Committee in its sole discretion. No withdrawal shall be allowed to the extent that such Unforeseeable Emergency is or may be relieved (a) through reimbursement or compensation by insurance or otherwise, (b) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship or (c) by cessation of Base Salary deferrals under the Plan pursuant to Section 3.1(b). Further, the Committee shall permit a Participant to withdraw only the amount it determines, in its sole discretion, to be reasonably needed to satisfy the Unforeseeable Emergency. V. Payment of Benefits 5.1 Payment Election Generally. In conjunction with each deferral election made by a Participant pursuant to Article III for a Plan Year, such Participant shall elect, subject to 8

Sections 5.4, 5.5 and 5.7, the time and the form of payment with respect to such deferral and the Credited Investment Returns attributable thereto. 5.2 Time of Benefit Payment. With respect to each deferral election made by a Participant pursuant to Article III, such Participant shall elect to commence payment of such deferral, and the Credited Investment Returns attributable thereto, on one of the following dates: (a) Retirement; or (b) On a specific future month and year, but not earlier than five years from the date of the deferral if the Participant has not attained age fifty-five at the time of the deferral or one year from the date of the deferral if the Participant has attained age fifty-five at the time of the deferral, and not later than the first day of the year in which the Participant attains age seventy. For purposes of the Plan, all Participants shall be “specified employees” within the meaning of Section 409A(a)(2)(B)(i) of the Code. Accordingly, any payments payable as a result of the Employee’s termination of employment (other than death or disability (as defined under Section 409A)) shall not be payable before the earlier of (i) the date that is six months after the Employee’s termination of employment, (ii) the date of the Employee’s death, or (iii) the date that otherwise complies with the requirements of Section 409A. 5.3 Form of Benefit Payment. With respect to each deferral election made by a Participant pursuant to Article III, such Participant shall elect the form of payment with respect to such deferral and the Credited Investment Returns attributable thereto from one of the following forms: (a) A lump sum; or (b) Annual installment payments for a period not to exceed ten years. Annual installment payments shall be paid on or before the last business day of January of each Plan Year. Each installment payment shall be determined by multiplying the deferral and the Credited Investment Returns attributable thereto at the time of the payment by a fraction, the numerator of which is one and the denominator of which is the number of remaining installment payments to be made to the Participant. Notwithstanding any provision of the Plan to the contrary, in the event the amount credited to a Participant’s Deferral Account does not exceed the limit under Section 402(g)(1)(B) of the Code, the Deferral Account shall be paid only in the form of a lump sum. The provisions of this paragraph shall only apply if and to the extent permitted under Section 409A. 5.4 Total and Permanent Disability. If a Participant becomes totally and permanently disabled while employed by the Employer, payment of the amounts credited to such Participant’s Deferral Account shall commence on the first business day of the second calendar quarter following the date the Committee makes a determination that the Participant is totally and permanently disabled, in the form of payment determined in accordance with Section 5.3. The above notwithstanding, if such Participant is already receiving payments pursuant to Section 5.2(b) and Section 5.3(b), such payments shall continue. For purposes of the Plan, a Participant shall be 9 considered totally and permanently disabled if the Committee determines, based on a written medical opinion (unless waived by the Committee as unnecessary), that such Participant is disabled within the meaning of Section 409A(a)(2)(C) of the Code. 5.5 Death. In the event of a Participant’s death at a time when amounts are credited to such Participant’s Deferral Account, such amounts shall be paid to such Participant’s designated beneficiary or beneficiaries in a lump sum within 74 days after the Participant’s death. 5.6 Designation of Beneficiaries. (a) Each Participant shall have the right to designate the beneficiary or beneficiaries to receive payment of his or her benefit in the event of his or her death. Each such designation shall be made by executing and submitting the beneficiary designation form prescribed by the Committee. Any such designation may be changed at any time by execution of a new designation in accordance with this Section. (b) If no such designation is on file with the Committee at the time of the death of the Participant or such designation is not effective for any reason as determined by the Committee, then the designated beneficiary or beneficiaries to receive such benefit shall be as follows: (1) If a Participant leaves a surviving spouse, his or her benefit shall be paid to such surviving spouse. (2) If a Participant leaves no surviving spouse, his or her benefit shall be paid to such Participant’s executor or administrator, or to his or her heirs at law if there is no administration of such Participant’s estate. 5.7 Other Separation from Service. Subject to the provisions of Section 5.2, if a Participant has a separation from service within the meaning of Section 409A(a)(2)(A)(i) of the Code before Retirement for a reason other than total and permanent disability or death, the amounts credited to such Participant’s Deferral Account shall be paid to the Participant in a lump sum sixty days after the Participant’s date of separation from service. For purposes of this Section, transfers of employment between and among the Company and any of its Affiliates shall not be considered a separation from service. 5.8 Payment of Benefits. To the extent the Trust Fund, if any, has sufficient assets, the Trustee shall pay benefits to Participants or their beneficiaries, except to the extent the Employer pays the benefits directly and provides adequate evidence of such payment to the Trustee. To the extent the Trustee does not or cannot pay benefits out of the Trust Fund, the benefits shall be paid by the Employer. Any benefit payments made to a Participant or for his or her benefit pursuant to any provision of the Plan shall be debited to such Participant’s Deferral Account or Grandfathered Plan Account, as applicable. All benefit payments shall be made in cash to the fullest extent practicable. 5.9 Unclaimed Benefits. In the case of a benefit payable on behalf of a Participant, if the Committee is unable to locate the Participant or beneficiary to whom such benefit is payable, 10 upon the Committee’s determination thereof, such benefit shall be forfeited to the Employer. Notwithstanding the foregoing, if subsequent to any such forfeiture the Participant or beneficiary to whom such benefit is payable makes a valid claim for such benefit, such forfeited benefit shall be paid by the Employer or restored to the Plan by the Employer. 5.10 No Acceleration of Bonus or Long-Term Incentive Compensation. The time of payment of any Bonus Compensation or Long-Term Incentive Compensation that the Participant has elected to defer but that has not yet been credited to the Participant’s Deferral Account because it is not yet payable without regard to the deferral shall not be accelerated as a result of the provisions of this Article. If, pursuant to the provisions of this Article, payment of such Bonus Compensation or Long-Term Incentive Compensation would no longer be deferred at the time it becomes payable, such Bonus Compensation or Long-Term Incentive Compensation shall be paid to the Participant as soon as practicable following the date it would have been payable had the Participant not made a deferral election. VI. Administration of the Plan 6.1 Committee Powers and Duties. The general administration of the Plan shall be vested in the Committee. The Committee shall supervise the administration and enforcement of the Plan according to the terms and provisions hereof and shall have all powers necessary to accomplish these purposes, including, but not by way of limitation, the right, power, authority, and duty: (a) To make rules, regulations, procedures and bylaws for the administration of the Plan that are not inconsistent with the terms and provisions hereof, and to enforce the terms of the Plan and the rules and regulations promulgated thereunder by the Committee; (b) To designate, change and eliminate Investment Options in which Deferral Accounts and Grandfathered Plan Accounts may be deemed invested and to establish procedures relating to elections of Investment Options by Participants; (c) To construe in its discretion all terms, provisions, conditions, and limitations of the Plan, including any associated documents; (d) To correct any defect or to supply any omission or to reconcile any inconsistency that may appear in the Plan in such manner and to such extent as it shall deem in its discretion expedient to effectuate the purposes of the Plan; (e) To employ and compensate such accountants, attorneys, investment advisors, and other agents, employees, and independent contractors as the Committee may deem necessary or advisable for the proper and efficient administration of the Plan; (f) To determine in its discretion all questions relating to eligibility; (g) To determine whether and when a Participant has incurred a separation from service with the Employer, and the reason for such separation; 11

(h) To make a determination in its discretion as to the right of any person to a benefit under the Plan and the amount and to prescribe procedures to be followed by distributees in obtaining benefits hereunder; and (i) To receive and review reports from the Trustee as to the financial condition of the Trust Fund, if any, including its receipts and disbursements. 6.2 Self-Interest of Participants. No member of the Committee shall have any right to vote or decide upon any matter relating solely to himself under the Plan (including, without limitation, Committee decisions under Article II) or to vote in any case in which his or her individual right to claim any benefit under the Plan is particularly involved. In any case in which a Committee member is so disqualified to act and the remaining members cannot agree, the Compensation Committee shall appoint a temporary substitute member to exercise all the powers of the disqualified member concerning the matter in which he or she is disqualified. 6.3 Claims Review. In any case in which a claim for Plan benefits of a Participant or beneficiary is denied or modified, the Committee shall furnish written notice to the claimant within ninety days (or within 180 days if additional information requested by the Committee necessitates an extension of the ninety-day period), which notice shall: (a) State the specific reason or reasons for the denial or modification; (b) Provide specific reference to pertinent Plan provisions on which the denial or modification is based; (c) Provide a description of any additional material or information necessary for the Participant, his or her beneficiary, or representative to perfect the claim and an explanation of why such material or information is necessary; and (d) Explain the Plan’s claim review procedure as contained herein. In the event a claim for Plan benefits is denied or modified, if the Participant, his or her beneficiary, or a representative of such Participant or beneficiary desires to have such denial or modification reviewed, he or she must, within sixty days following receipt of the notice of such denial or modification, submit a written request for review by the Committee of its initial decision. In connection with such request, the Participant, his or her beneficiary, or the representative of such Participant or beneficiary may review any pertinent documents upon which such denial or modification was based and may submit issues and comments in writing. Within sixty days following such request for review the Committee shall, after providing a full and fair review, render its final decision in writing to the Participant, his or her beneficiary or the representative of such Participant or beneficiary stating specific reasons for such decision and making specific references to pertinent Plan provisions upon which the decision is based. If special circumstances require an extension of such sixty-day period, the Committee’s decision shall be rendered as soon as possible, but not later than 120 days after receipt of the request for review. If an extension of time for review is required, written notice of the extension shall be furnished to the Participant, beneficiary, or the representative of such Participant or beneficiary prior to the commencement of the extension period. 12

6.4 Employer to Supply Information. The Employer shall supply full and timely information to the Committee, including, but not limited to, information relating to each Participant’s compensation, age, retirement, death, or other cause of separation from service to the Employer and such other pertinent facts as the Committee may require. The Employer shall advise the Trustee, if any, of such of the foregoing facts as are deemed necessary for the Trustee to carry out the Trustee’s duties under the Plan and the Trust Agreement. When making a determination in connection with the Plan, the Committee shall be entitled to rely upon the aforesaid information furnished by the Employer. 6.5 Indemnity. The Company shall indemnify and hold harmless each member of the Committee against any and all expenses and liabilities arising out of his or her administrative functions or fiduciary responsibilities, including any expenses and liabilities that are caused by or result from an act or omission constituting the negligence of such member in the performance of such functions or responsibilities, but excluding expenses and liabilities that are caused by or result from such member’s own gross negligence or willful misconduct. Expenses against which such member shall be indemnified hereunder shall include, without limitation, the amounts of any settlement or judgment, costs, counsel fees, and related charges reasonably incurred in connection with a claim asserted or a proceeding brought or settlement thereof. VII. Administration of Funds 7.1 Payment of Expenses. All expenses incident to the administration of the Plan and Trust, including but not limited to, legal, accounting, Trustee fees, and expenses of the Committee, may be paid by the Employer and, if not paid by the Employer, shall be paid by the Trustee from the Trust Fund, if any. 7.2 Trust Fund Property. All income, profits, recoveries, contributions, forfeitures and any and all moneys, securities and properties of any kind at any time received or held by the Trustee, if any, shall be held for investment purposes as a commingled Trust Fund pursuant to the terms of the Trust Agreement. The Committee shall maintain one or more Deferral Accounts and/or Grandfathered Plan Accounts, as necessary, in the name of each Participant, but the maintenance of any such account designated as the account of a Participant shall not mean that such Participant shall have a greater or lesser interest than that due him or her by operation of the Plan and shall not be considered as segregating any funds or property from any other funds or property contained in the commingled fund. No Participant shall have any title to any specific asset in the Trust Fund, if any. VIII. Nature of the Plan The Employer intends and desires by the adoption of the Plan to recognize the value to the Employer of the past and present services of employees covered by the Plan and to encourage and assure their continued service with the Employer by making more adequate provision for their future retirement security. The Plan is intended to constitute an unfunded, unsecured plan of 13 deferred compensation for a select group of management or highly compensated employees of the Employer. Plan benefits herein provided are to be paid out of the Employer’s general assets. The Plan constitutes a mere promise by the Employers to make benefit payments in the future and Participants have the status of general unsecured creditors of the Employers. Nevertheless, subject to the terms hereof and of the Trust Agreement, if any, the Employers, or the Company on behalf of the Employers, may transfer money or other property to the Trustee and the Trustee shall pay Plan benefits to Participants and their beneficiaries out of the Trust Fund. The Committee, in its sole discretion, may establish the Trust and direct the Employers to enter into the Trust Agreement and adopt the Trust for purposes of the Plan. In such event, the Employers shall remain the owner of all assets in the Trust Fund and the assets shall be subject to the claims of each Employer’s creditors if such Employer ever becomes insolvent. For purposes hereof, an Employer shall be considered “insolvent” if (a) the Employer is unable to pay its debts as they become due, or (b) the Employer is subject to a pending proceeding as a debtor under the United States Bankruptcy Code (or any successor federal statute). The chief executive officer of the Employer and its board of directors shall have the duty to inform the Trustee in writing if the Employer becomes insolvent. Such notice given under the preceding sentence by any party shall satisfy all of the parties’ duty to give notice. When so informed, the Trustee shall suspend payments to the Participants and hold the assets for the benefit of the Employer’s general creditors. If the Trustee receives a written allegation that the Employer is insolvent, the Trustee shall suspend payments to the Participants and hold the Trust Fund for the benefit of the Employer’s general creditors, and shall determine within the period specified in the Trust Agreement whether the Employer is insolvent. If the Trustee determines that the Employer is not insolvent, the Trustee shall resume payments to the Participants. No Participant or beneficiary shall have any preferred claim to, or any beneficial ownership interest in, any assets of the Trust Fund. IX. Participating Employers The Committee may designate any entity or organization eligible by law to participate in the Plan as an Employer by written instrument delivered to the Secretary of the Company and the designated Employer. Such written instrument shall specify the effective date of such designated participation, may incorporate specific provisions relating to the operation of the Plan which apply to the designated Employer only and shall become, as to such designated Employer and its employees, a part of the Plan. Each designated Employer shall be conclusively presumed to have consented to its designation and to have agreed to be bound by the terms of the Plan and any and all amendments thereto upon its submission of information to the Committee required by the terms of or with respect to the Plan; provided, however, that the terms of the Plan may be modified so as to materially increase the obligations of an Employer only with the consent of such Employer, which consent shall be conclusively presumed to have been given by such Employer upon its submission of any information to the Committee required by the terms of or with respect to the Plan. Except as modified by the Committee in its written instrument, the provisions of the Plan shall be applicable with respect to each Employer separately, and amounts payable hereunder shall be paid by the Employer which employs the particular Participant, if not paid from the Trust Fund. 14

X. Miscellaneous 10.1 Not Contract of Employment. The adoption and maintenance of the Plan shall not be deemed to be a contract between the Employer and any person or to be consideration for the employment of any person. Nothing herein contained shall be deemed to give any person the right to be retained in the employ of the Employer or to restrict the right of the Employer to discharge any person at any time nor shall the Plan be deemed to give the Employer the right to require any person to remain in the employ of the Employer or to restrict any person’s right to terminate his or her employment at any time. 10.2 Alienation of Interest Forbidden. Except as hereinafter provided, the interest of a Participant or his or her beneficiary or beneficiaries hereunder may not be sold, transferred, assigned, or encumbered in any manner, either voluntarily or involuntarily, and any attempt so to anticipate, alienate, sell, transfer, assign, pledge, encumber, or charge the same shall be null and void; neither shall the benefits hereunder be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person to whom such benefits or funds are payable, nor shall they be an asset in bankruptcy or subject to garnishment, attachment or other legal or equitable proceedings. Plan provisions to the contrary notwithstanding, the Committee shall comply with the terms and provisions of an order that satisfies the requirements for a “qualified domestic relations order” as such term is defined in Section 206(d)(3)(B) of the Act, including an order that requires distributions to an alternate payee prior to a Participant’s “earliest retirement age” as such term is defined in Section 206(d)(3)(E)(ii) of the Act. 10.3 Withholding. All deferrals and payments provided for hereunder shall be subject to applicable withholding and other deductions as shall be required of the Employer under any applicable local, state or federal law. 10.4 Amendment and Termination. The Compensation Committee may from time to time, in its discretion, amend, in whole or in part, any or all of the provisions of the Plan; provided, however, that amendments to the Plan (a) that are required to comply with applicable law or (b) that facilitate Plan administration without increasing benefits under the Plan to any Participants, may be made by the Chief Executive Officer of the Company (the “CEO”), or his designee. Notwithstanding the preceding sentence, no amendment may be made that would impair the rights of a Participant with respect to amounts already allocated to his or her Deferral Account and Grandfathered Plan Account, as applicable. The Compensation Committee may terminate the Plan at any time. In the event that the Plan is terminated, the balance in a Participant’s Deferral Account and Grandfathered Plan Account shall be paid to such Participant or his or her designated beneficiary in a single lump sum payment of cash in full satisfaction of all of such Participant’s or beneficiary’s benefits hereunder if such distribution is permitted under Section 409A. Any such amendment to or termination of the Plan shall be in writing and signed by a member of the Compensation Committee or its designee (or the CEO, or his designee, as applicable). Notwithstanding the above, any action taken under this Section is subject to the limitations provided in Appendix A. 15

SCHEDULE A BE&K, Inc. and its subsidiaries KBR Technical Services, Inc. KBR, Inc. KBRwyle Technology Solutions, LLC Kellogg Brown & Root LLC Overseas Administration Services, Ltd. Schedule A-1

APPENDIX A The Grandfathered Plan contains the provisions governing the deferrals of accounts earned and vested by Participants on or before December 31, 2004. This Appendix A preserves the material terms of the Grandfathered Plan as in effect on December 31, 2004, and is intended to satisfy the requirements of Section 409A as to grandfathered amounts. The provisions of this Appendix A shall apply to, and be effective only with respect to, the deferral of earned and vested amounts under the Grandfathered Plan before January 1, 2005, and the Credited Investment Return on such deferrals credited at any time. The Plan provides for separate accounting of such amounts deferred, earned, and vested before January 1, 2005, and the Credited Investment Return thereon. No amendment to the Plan shall be deemed to amend this Appendix A and the relevant provisions of the Plan in effect prior to such amendment unless otherwise specifically set forth therein. Pursuant to Section 1.409A-6(a)(4) of the Treasury Regulations, a modification is material “if a benefit or right existing as of October 3, 2004 is materially enhanced or a new material benefit or right is added....” Section 5.8 of the Grandfathered Plan was removed because that section does not relate to the Company or to the rights of Participants under the Plan. The removal of Section 5.8, below, is hereunder intended to be in good faith compliance with Section 409A, and is not intended to materially modify the benefits existing as of October 3, 2004 under the Grandfathered Plan. The provisions of the Plan applicable to the Grandfathered Plan Accounts shall be administered in a manner consistent with the Grandfathered Plan and Appendix A. Wherever the Plan has added, changed, or otherwise altered any terms of the Grandfathered Plan that were in effect on December 31, 2004, in a manner that would constitute a material modification, as described above, such changes will be disregarded in the administration of the Grandfathered Plan Accounts herein. APPLICABLE GRANDFATHERED PLAN TERMS With respect to the deferral of amounts earned and vested prior to January 1, 2005, and the Credited Investment Return on such deferrals credited at any time, the following definitions and Articles in this Appendix A shall be substituted for the corresponding definitions and Articles of the Plan: Retirement: The date the Participant retires in accordance with the terms of his or her Employer’s retirement policy as in effect at that time. Unforeseeable Emergency: A severe financial hardship to the Participant resulting from a sudden and unexpected illness or accident of the Participant or of a dependent (as defined in Section 152(a) of the Code) of the Participant, loss of the Participant’s property due to casualty, or other similar extraordinary and unforeseeable circumstances arising as a result of events beyond the control of the Participant. For purposes of the Grandfathered Plan, the decision of the Committee regarding the existence or nonexistence of an Unforeseeable Emergency of a Participant shall be final and binding. Further, the Committee shall have the authority to require a Participant to provide such proof as it deems necessary to establish the existence and significant nature of the Participant’s Unforeseeable Emergency. Appendix A-1

III. Grandfathered Plan Account Credits; Investment Elections 3.1 Base Salary Deferrals. Effective from and after January 1, 2005, no deferrals of Base Salary shall be credited to a Participant’s Grandfathered Plan Account. 3.2 Bonus Compensation Deferrals. Effective from and after January 1, 2005, no deferrals of Bonus Compensation shall be credited to a Participant’s Grandfathered Plan Account. 3.3 Long-Term Incentive Compensation Deferrals. Effective from and after January 1, 2005, no deferrals of Long-Term Incentive Compensation shall be credited to a Participant’s Grandfathered Plan Account. 3.4 Investment of Grandfathered Plan Accounts. (a) As of any Determination Date, each Participant’s Grandfathered Plan Account shall consist of the balance of the Participant’s Grandfathered Plan Account as of the immediately preceding Determination Date adjusted for: (1) distributions (if any); and (2) the appropriate Credited Investment Return. All adjustments will be recorded to the Participants’ Grandfathered Plan Accounts as of each Determination Date. (b) The Committee shall designate from time to time one or more Investment Options in which the Grandfathered Plan Accounts may be deemed invested. The Committee shall have the sole discretion to determine the number of Investment Options to be designated hereunder and the nature of the Investment Options and may change or eliminate any of the Investment Options from time to time. In the event of such change or elimination, the Committee shall give each Participant timely notice and opportunity to make a new election. No such change or elimination of any Investment Options shall be considered to be an amendment to the Plan pursuant to Section 10.4. A Participant may request that his or her Grandfathered Plan Account be allocated among the deemed Investment Options. If a Participant fails to make an election, his or her Grandfathered Plan Account shall be deemed invested in a single fund selected by the Committee. (c) Except as changed under Section 3.4(d), the Participant’s Deemed Investment Elections designated in the Participant’s initial deferral election shall remain in effect with respect to his or her Grandfathered Plan Account and any additional amounts credited thereto. (d) A Participant may request a change to his or her Deemed Investment Elections for future amounts allocated to his or her Grandfathered Plan Account and amounts already allocated to his or her Grandfathered Plan Account. Any such change shall be made by filing with the Committee an Investment Election Change Form. The Committee shall establish procedures relating to changes in Deemed Investment Elections, which may include limiting the Appendix A-2 percentage, amount and frequency of such changes and specifying the effective date for any such changes. (e) Each Participant’s Grandfathered Plan Account shall be credited monthly with the Credited Investment Return attributable to his or her Grandfathered Plan Account. The Credited Investment Return is the amount that the Participant’s Grandfathered Plan Account would have earned if the amounts credited to the Grandfathered Plan Account had, in fact, been invested in accordance with the Participant’s Deemed Investment Elections. IV. Withdrawals 4.1 Emergency Withdrawals. Participants shall be permitted to make withdrawals from the Grandfathered Plan Account, without penalty, only in the event of an Unforeseeable Emergency, as determined by the Committee in its sole discretion. No withdrawal shall be allowed to the extent that such Unforeseeable Emergency is or may be relieved (a) through reimbursement or compensation by insurance or otherwise or (b) by liquidation of the Participant’s assets, to the extent the liquidation of such assets would not itself cause severe financial hardship. Further, the Committee shall permit a Participant to withdraw only the amount it determines, in its sole discretion, to be reasonably needed to satisfy the Unforeseeable Emergency. 4.2 Non-Emergency Withdrawals. A Participant may make withdrawals from his or her Grandfathered Plan Accounts at any time for reasons other than an Unforeseeable Emergency, subject to the following: (a) the minimum amount that may be withdrawn is $5,000; (b) only one such withdrawal may be made during any Plan Year; (c) the withdrawal shall be in cash in a lump sum and taken from the Grandfathered Plan Accounts and Investment Options designated by the Participant; (d) the withdrawal must be designated in a whole percentage or a whole dollar amount; and (e) upon such withdrawal, a portion of the Participant’s Grandfathered Plan Account balance shall be forfeited based on the amount withdrawn from the Grandfathered Plan, determined as follows: With Respect to the Amount Percentage of Amount Withdrawn from the Following Withdrawn from the Percentile to be Percentiles of the Grandfathered Forfeited from the Grandfathered Plan Plan First 50% 10% Second 50% 25% Appendix A-3

The withdrawal amount shall be reduced to the extent necessary for the sum of the amount of the withdrawal and the forfeiture not to exceed 100% of the Participant’s Grandfathered Plan Account balance. Notwithstanding the foregoing, if such a withdrawal is made on or within one year following a Corporate Change (as defined below), the amount of the Participant’s Grandfathered Plan Accounts forfeited upon such withdrawal shall be equal to 10% of the amount of such withdrawal. A Corporate Change means one of the following events occurs: (i) the merger, consolidation or other reorganization of the Company in which the outstanding common stock of the Company is converted into or exchanged for a different class of securities of the Company, a class of securities of any other issuer (except a direct or indirect wholly owned subsidiary of the Company), cash or other property; (ii) the sale, lease or exchange of all or substantially all of the assets of the Company to any other corporation or entity (except a direct or indirect wholly owned subsidiary of the Company); (iii) the adoption of the stockholders of the Company of a plan of liquidation and dissolution; (iv) the acquisition (other than any acquisition pursuant to any other clause of this definition) by any person or entity, including, without limitation, a “group” as contemplated by Section 13(d)(3) of the Securities Exchange Act of 1934, of beneficial ownership, as contemplated by such Section, of more than twenty percent (based on voting power) of the Company’s outstanding capital stock; or (v) as a result of or in connection with a contested election of members of the board of directors of the Company, the persons who were directors before such election shall cease to constitute a majority of the directors of the Company. Withdrawals shall be paid as soon as reasonably practicable following the Participant’s request, which must be in such form or manner as the Company may prescribe from time to time. V. Payment of Benefits 5.1 Payment Election Generally. Pursuant to Article III hereof, no additional deferrals are allowed under the Grandfathered Plan. 5.2 Time of Benefit Payment. With respect to each deferral election made by a Participant pursuant to Article III, such Participant shall elect to commence payment of such deferral and the Credited Investment Returns attributable thereto on one of the following dates: (a) Retirement; or (b) A specific future month and year, but not earlier than five years from the date of the deferral if the Participant has not attained age fifty-five at the time of the deferral or one year from the date of the deferral if the Participant has attained age fifty-five at the time of the deferral, and not later than the first day of the year in which the Participant attains age seventy. 5.3 Form of Benefit Payment. With respect to each deferral election made by a Participant pursuant to Article III, such Participant shall elect the form of payment with respect to such deferral and the Credited Investment Returns attributable thereto from one of the following forms: Appendix A-4

(a) A lump sum; or (b) Installment payments for a period not to exceed ten years. Installment payments shall be paid annually on or before the last business day of January of each Plan Year; provided however, that not later than sixty days prior to the date payment is to commence, a Participant may elect to have his or her installment payments paid quarterly on the first business day of each calendar quarter. Each installment payment shall be determined by multiplying the deferral and the Credited Investment Returns attributable thereto at the time of the payment by a fraction, the numerator of which is one and the denominator of which is the number of remaining installment payments to be made to the Participant. In the event the aggregate amount credited to a Participant’s Deferral Account and Grandfathered Plan Account does not exceed $50,000, the Committee may, in its sole discretion, pay the Grandfathered Plan Account in the form of a lump sum. 5.4 Total and Permanent Disability. If a Participant becomes totally and permanently disabled while employed by the Employer, payment of the amounts credited to such Participant’s Grandfathered Plan Account shall commence on the first business day of the second calendar quarter following the date the Committee makes a determination that the Participant is totally and permanently disabled, in the form of payment determined in accordance with Section 5.3. The above notwithstanding, if such Participant is already receiving payments pursuant to Section 5.2(b) and Section 5.3(b), such payments shall continue. For purposes of the Plan, a Participant shall be considered totally and permanently disabled if the Committee determines, based on a written medical opinion (unless waived by the Committee as unnecessary), that such Participant is permanently incapable of performing his or her job for physical or mental reasons. 5.5 Death. In the event of a Participant’s death at a time when amounts are credited to such Participant’s Grandfathered Plan Account, such amounts shall be paid to such Participant’s designated beneficiary or beneficiaries in five annual installments commencing as soon as administratively feasible after such Participant’s date of death. However, the Participant’s designated beneficiary or beneficiaries may request a lump sum payment based upon hardship, and the Committee, in its sole discretion, may approve such request. 5.6 Other Termination of Employment. If a Participant terminates his or her employment with the Employer before Retirement for a reason other than total and permanent disability or death, the amounts credited to such Participant’s Grandfathered Plan Account shall be paid to the Participant in a lump sum no less than sixty days and no more than one year after the Participant’s date of termination of employment. For purposes of this Section, transfers of employment between and among the Company and any of its Affiliates shall not be considered a termination of employment. 5.7 Payment of Benefits. To the extent the Trust Fund, if any, has sufficient assets, the Trustee shall pay benefits to Participants or their beneficiaries, except to the extent the Employer pays the benefits directly and provides adequate evidence of such payment to the Trustee. To the extent the Trustee does not or cannot pay benefits out of the Trust Fund, the benefits shall be paid by the Employer. Any benefit payments made to a Participant or for his or her benefit pursuant to Appendix A-5 any provision of the Grandfathered Plan shall be debited to such Participant’s Grandfathered Plan Account. All benefit payments shall be made in cash to the fullest extent practicable. 5.8 No Acceleration of Bonus or Long-Term Incentive Compensation. The time of payment of any Bonus Compensation or Long-Term Incentive Compensation that the Participant has elected to defer but that has not yet been credited to the Participant’s Grandfathered Plan Account because it is not yet payable without regard to the deferral shall not be accelerated as a result of the provisions of this Article. If, pursuant to the provisions of this Article, payment of such Bonus Compensation or Long-Term Incentive Compensation would no longer be deferred at the time it becomes payable, such Bonus Compensation or Long-Term Incentive Compensation shall be paid to the Participant within 90 days of the date it would have been payable had the Participant not made a deferral election. Appendix A-6